Cova Series Trust
                         Form: N-SAR Decemeber 31, 1997
                              Attachment - Item 77O

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                                 Transactions effected pursuant to Rule 10f-3

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Transaction # 1: International Equity Fund, purchase of ISPAT International N.V.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         First Boston and Credit Suisse. Both First Boston and Credit Suisse were not affiliated underwriters of the Fund.

2. Identify the underwriting syndicate's members.
         J.P. Morgan was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The International Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 795 shares of common stock of ISPAT International N.V., a company in continuous operation for 8 years, in an initial public offering at the offering price of $27 per share on August 7, 1997. The underwriting spread paid was 87 basis points. The percentage of the offering purchased by the International Equity Portfolio was .0041% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .1639%. This purchase represented .05% of the International Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
  (h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1997 third quarter meeting as well as information supporting the reasonableness of the 87 basis point spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                         Form: N-SAR Decemeber 31, 1997
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                                    Transactions effected pursuant to Rule 10f-3

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Transaction # 2: International Equity Fund, purchase of China Telecom.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
         J.P. Morgan was the affiliated underwriter of the Fund and the syndicate also included Goldman Sachs, China International Capital Corp., China Development Finance Co., and HSBC Investment Bank Asia.

3. Terms of the transaction.
         The International Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 38,000 shares of common stock of China Telecom, a company in continuous operations for 10 years, in an initial public offering at the offering price of $11.80 (Hong Kong Dollars) per share on October 16, 1997. The underwriting spread paid was .007% per share. The percentage of the offering purchased by the International Equity Portfolio was 0.001% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.029%. This purchase represented .09% of the International Equity Portfolio's assets. The security purchased was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
   (h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1997 fouth quarter meeting as well as information supporting the reasonableness of the 0.007% spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                         Form: N-SAR Decemeber 31, 1997
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                                    Transactions effected pursuant to Rule 10f-3

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Transaction # 3: International Equity Fund, purchase of Telestra Corporation
Limited.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
J.B. Were.  J.B. Were was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
         J.P. Morgan was the affiliated underwriter of the Fund and the syndicate also included J.B. Were, ABN Amro, and CSFB First Pacific.

3. Terms of the transaction.
         The International Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 45,800 shares of installment receipts of Telestra Corporation Limited, a company in continuous operation for 8 years, in an initial public offering at the offering price of $2.00 (Australian Dollars) per share on November 17, 1997. The underwriting spread paid was 175 basis points. The percentage of the offering purchased by the International Equity Portfolio was .00107% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .0028%. This purchase represented .11% of the International Equity Portfolio's assets. The security purchased was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
   (h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1997 fourth quarter meeting as well as information supporting the reasonableness of the 175 basis point spread paid to certify that the purchase were made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                         Form: N-SAR Decemeber 31, 1997
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                                   Transactions effected pursuant to Rule 10f-3

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Transaction # 4: VKAC Growth & Income, purchase of Rhone-Poulenc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         DLJ.  DLJ was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
         Morgan Stanley Dean Witter was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The VKAC Growth & Income, managed by Van Kampen American Capital, purchased 9,000 shares of units of Rhone-Poulenc, a company in continuous operation for greater than 3 years, in a public offering at the offering price of $44.04 per share on October 23, 1997. The underwriting spread paid was 150 basis points. The percentage of the offering purchased by the VKAC Growth & Income Portfolio was .036% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 2.82%. This purchase represented .81% of the VKAC Growth & Income Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
   (h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1997 fourth quarter 1997 meeting as well as information supporting the reasonableness of the 150 basis point spread paid to certify that the purchase were made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                         Form: N-SAR Decemeber 31, 1997
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                                    Transactions effected pursuant to Rule 10f-3

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Transaction # 5: VKAC Growth & Income, purchase of Benckiser.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Morgan Stanley Dean Witter was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The VKAC Growth & Income, managed by Van Kampen American Capital, purchased 3,500 shares of common stock of Benckiser, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $33.52 per share on November 24 , 1997. The underwriting spread paid was 525 basis points. The percentage of the offering purchased by the VKAC Growth & Income Portfolio was .05% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 4.46%. This purchase represented .24% of the VKAC Growth & Income Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
   (h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1997 fourth quarter meeting as well as information supporting the reasonableness of the 525 basis point spread paid to certify that the purchase were made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                         Form: N-SAR Decemeber 31, 1997
                              Attachment - Item 77O

--------------------------------------------------------------------------------

                                   Transactions effected pursuant to Rule 10f-3

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Transaction # 6: High Yield, purchase of Cablevision Systems.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
Morgan Stanley was the affiliated underwriter of the Fund and the syndicate also included Bear Stearns and Merrill Lynch.

3. Terms of the transaction.
         The High Yield, managed by Van Kampen American Capital, purchased $ 300,000 face value of Debt of Cablevision, a company in continuous operation for greater than 5 years, in an initial public offering at the offering price of $99.895 per unit on December 5, 1997. The underwriting spread paid was 250 basis points. The percentage of the offering purchased by the High Yield Portfolio was
 .06% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .84%. This purchase represented .90% of the High Yield Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination described in paragraph
   (h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1997 fourth quarter meeting as well as information supporting the reasonableness of the 250 basis point spread paid to certify that the purchase were made in compliance with the Board adopted rule 10f-3 procedures.